The MONY Group Inc.

Investment Community Meeting

March 18, 2002

Safe Harbor

The following presentation contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements relating to MONY's expected results for 2002. There are a number of uncertainties and risks that could cause actual results to differ materially from our expectations. The major risk factors are described in the materials The MONY Group is furnishing under Item 9 of the Form 8-K that is being filed with the Securities and Exchange Commission today.

THE MONY GROUP

The MONY Group Inc.

Michael I. Roth, *Chairman and CEO*

What We Will Cover

- Strategy and Tactics, Including Reorganization of MONY Group
- 2002 Objectives
- Financial Update and Forecast
- Questions and Answers

MNY

When We Last Met...

- We said MNY was a good value
  - MNY up 17% since 12/31/01
  - Up 32% from post-9/11 lows
- High-lighted our strong business units
  - Leveraged those units in reorganizing
- Remain focused on creating improvement in our ROE
- Venture Capital not as robust

MONY Matters

- Challenging Economic Environment
  - MONY has been responsive
- Focused, Experienced Management
  - Increase access to business leaders
- Few Capital Constraints
  - A question of "where", not "how much"
- Successful Acquisitions Record
  - Solid performance from USFL
  - Positive outlook for Advest
  - Great brand with Lebenthal

MNY

MONY Matters

- Positive Trends for Advice Based Delivery of Products/Services
  - Consumer sentiment favors advisor-
    - *In 1992 the percentage of households receiving advice before making major financial decision was approximately 40%, by 2000 the number had increased to approximately 65%.*
    - *The percentage of households seeking advice on retirement is up from 18% in 1992 to more than 30% in 2000.*

Source: SRI Consulting

MONY in 1998

MONY

MONY THE MONY GROUP

Enterprise CAPITAL MANAGEMENT

MONY Securities Corporation

MNY

MONY in 2002

Enterprise
CAPITAL MANAGEMENT

MONY
Securities Corporation

Trusted Advisors

U.S.
FINANCIAL
LIFE Insurance Co.
A Member of THE MONY GROUP

MONY
THE
MONY
GROUP

Matrix
CAPITAL MARKETS GROUP

Advest
BANK and TRUST
COMPANY

MONY

LEBENTHAL

BOSTON ADVISORS, INC.™

Advest

MNY

What Keeps Us Awake

- Revenue Growth
  - Improved markets will benefit all segments
- Expense Management in certain areas
  - Proactive, "right-sizing" the firm in 2001
  - Implementing 2001 Initiatives to save $35 M
- Attractive Acquisitions/Investments
  - Suitable returns on acceptable risks
  - Consistent with Advice Based model
- Increasing Shareholder Value

MNY

Why We're Upbeat

- Improved Economies
  - "Business Unit" approach will drive benefit
- Growing Core Revenues, New Sources
  - Distribution, Manufacturing
  - Investment management
- Continue to Evaluate Strategic Acquisitions
  - Proven successes provide a model
  - Access to Distribution, Scale in Manufacturing

MNY

What We Will Do In 2002

- Fully Implement Reorganization
  - Deliver planned expense savings
- Expand Third Party Distribution
  - Key with investment subsidiaries
- 2002 EPS of $1.25 is a foundation for future success
- Deploy Capital
  - Acquisitions/Investments
  - Opportunistic Stock Repurchases
  - Dividends

MNY

THE MONY GROUP

MONY Business Units

Sam Foti, *CLU, President & COO*

MONY Group Mission:

To maximize shareholder value through effective, efficient management of a portfolio of member companies engaged in the manufacture and distribution of financial products and services for niche markets.



MNY

MONY Group Inc. - Holding Company



Manufacturing
Distribution
Investment
Protection
Accumulation
Retail
Wholesale
New Life Insurance
MONY Life/MLOA, USFL
Annuities
MONY Life/MLOA
Closed Block
MONY Life
Mutual Funds
Enterprise
Managed Accounts
Advest/ Boston Advisors
Custodial
Trust Services
Advest Bank & Trust Company
Financial Advisors
Advest, Lebenthal
Career Financial Professionals
MONY Life
Accountants / CPA Registered Representatives
Trusted Advisors
Wirehouses
Enterprise
Broker General Agents
MONY Independent Network, USFL
Broker/ Dealers
MONY Independent Network, Enterprise
Corporate Benefit Advisors
Corporate Strategy Group
Securities Management
MONY Capital Management Inc.
Real Estate Investment Mgmt.
MONY Realty Partners, Inc.
Equity Management
MONY Asset Mgmt.
Agricultural Investment Management
MONY Agricultural Investment Advisors Inc.
Investment Banking
Matrix Capital Markets Group Inc.
Investment Banking
Advest

Operational Structure

- Profit centers or business units
- Decentralized vs. centralized control
- Clear accountabilities and authorities

Operational Benefits

- Efficient decision-making based on economics
- Identification of inefficient operations
- Identification of revenue opportunities
- Measurement of success by profit contribution
- Targeting of capital deployment for highest ROE
- Targeting of capital deployment for highest probability of long-term success

U.S. Financial Life: Success Story

- Manufacturing focus
- Strong relationships with brokerage general agents and MONY career
- Increased geographic penetration
- Rapid growth
  - 85 percent growth in premiums from 1999 to 2001

MNY

Manufacturing: Life Insurance

- Improve ease of doing business
- Evaluate product lines
- Reduce underwriting and issue cycle time
- Reduce development time
- Be proactive in product development

Manufacturing: Annuities

- Improve ease of doing business
- Reduce expense infrastructure
- Gain critical mass
- Differentiate product portfolio
- Integrate product development process

Manufacturing: Mutual Funds and Managed Accounts

- Expand/enhance Enterprise mutual fund third-party distribution
  - Expand at national houses
  - Add regional firms
- Build demand and increase sales for managed account and custodial service offerings
  - Expand Advest managed accounts and trust services to all MONY advisory channels

MNY

Investment Management

- Expand and grow third-party relationships
- Provide services to clients of MONY member companies.
- Introduce new financial products
- Increase assets under management

Distribution

- Advisory
  - Increase productivity
  - Greater coordination/partnering
- Wholesale
  - Continue to build wholesaling to MONY proprietary advisory channels
  - Enhance brokerage general agent/broker-dealer presence
  - Develop other channels

MONY Life Distribution

Steven G. Orluck

SVP & Chief Distribution Officer

MONY Life Insurance Company

Distribution Mission

- Manage MONY Life's advisory distribution systems:
  - 2,000 MONY Financial Professionals (U.S. & International Career Agency System)
  - 450 Trusted Advisors Reps. (Accountants/CPAs)
- Deliver MONY's life & annuity products to all distribution channels:
  - All advisory systems (Career, TA, & Advest)
  - 60 BGAs, 65 Broker-Dealers & 80 COLI Brokers

Managing Advisory Businesses

- MONY Life's Career Agency System
  - Closed less-profitable offices
  - Higher productivity per person
  - Lower unit cost
  - Moving forward, continue to escalate productivity requirements & recruiting standards
- Trusted Advisors
  - Increased productivity levels
  - Cross-selling partnerships are working

Wholesaling

- MONY Partners (f/k/a MIN):
  - Continue wholesaling MONY life and annuity products to the brokerage marketplace
    - Offer "value-added" services beyond products
    - Increase share of brokerage market
  - Continue to grow the wholesaling of MONY life and annuity products to all of The MONY Group's advisory businesses (Career, TA & Advest)
  - Identify future channels, including:
    - Banks
    - Direct Marketers
    - Other advisory systems

MNY

Wholesaling (cont'd.)

- Corporate Strategies Group:
  - Offers enhanced COLI product
  - Program for COLI sales through advisory system
  - Brings "value-added" service to the broker marketplace by offering resources beyond products - specifically, innovation and knowledge

2002P: Revenue Sources

Protection


64%
36%
Retail
Wholesale

Accumulation


44%
56%
Retail
Wholesale

MNY

2002: MONY Distribution Goals

- Advisory System:
  - Focus on increasing revenues; reducing expenses
  - Leverage subsidiary relationships & create greater opportunities for cross-selling arrangements
- Wholesaling:
  - MONY Partners will increase the sale of proprietary life and annuity products through both the brokerage channel and The MONY Group's advisory channels (Career, TA, & Advest)
  - Increase sales through brokerage channel by offering "value-added" services to BGAs, B-Ds, & COLI Brokers

THE MONY GROUP

The Advest Group, Inc.

Grant Kurtz, *Chairman and CEO*

MNY

The Advest Organization 2000

Advest
Serving Investors Since 1898

Private Client Group

Advest
BANK and TRUST
COMPANY

Capital Markets Group

BOSTON ADVISORS, INC.™

Advest As a Part of MONY 2002

MONY THE MONY GROUP

Enterprise CAPITAL MANAGEMENT

Advest Serving Investors Since 1898

MONY

Private Client Group

Capital Markets Group

Advest BANK and TRUST COMPANY

BOSTON ADVISORS, INC.™

LEBENTHAL

U.S. FINANCIAL LIFE Insurance Co.

A Member of THE MONY GROUP

Matrix CAPITAL MARKETS GROUP

Trusted Advisors

MNY

Distribution - Private Client Group

- 500 Representatives in 18 states
  - Highest-Quality, Most Productive Financial Advisors in the Industry
  - Good Brand Name
- Personalized Advice, Personalized Wealth Management Solutions
- Proprietary Intelligence Platform

MNY

Private Client Group - Lebenthal

- 37 Representatives in NYC
- Good brand in municipal securities
- Multiple Roles
  - Product provider (intellectual) to Private Client Group and MONY Distribution
  - Profit Center

Business Model

- Advice Based, not Transaction Based
  - Highest Producing, most Qualified
  - Supported by Wealth Strategists
- Well Defined Producer Model
  - Track Record
  - Markets
- Value Proposition: Advest is a full-service advisory firm providing personalized financial solutions.

Manufacturing Capabilities

- Capital Markets

  Includes Equity Capital Markets, Non-Taxable Capital Markets and Taxable Capital Markets

- Bank And Trust

  Advest Bank and Trust - a Federally chartered thrift providing trust and custody services to individuals and institutions

- Boston Advisors

  Advest subsidiary Boston Advisors provides investment management services to high net worth individuals and institutions

Manufacturers - Multiple Roles

- Capital Markets, Bank and Trust, Boston Advisors all meet a variety of needs
  - Product providers to Private Client Group and MONY Distribution
  - Profit centers on their own
  - Product providers to third parties

2002 Financial Outlook

	2001A	2002P
Revenues		
Private Client Group	$ 201	$ 217
Capital Markets	$ 58	$ 75
AGI Pre-Tax Net Income	$ (14)	**$ 21**

After Merger-Related Expenses

MNY

Challenges and Opportunities

- Continuing Market Volatility
  - Current environment is not new to Advest
- Keeping Pace with Consumer Needs
  - Improved advisor support, clearing services
- Attracting quality Financial Advisors
  - Regional firm "feel"
  - Make Advest "easy to do business with"
- Exploit strengths
  - Expand Taxable Capital Markets
  - Capitalize on Expertise in Munis

THE MONY GROUP

The MONY Group Inc.

Richard Daddario, CFO

MNY

2002 Assumptions

- $1.25 Operating earnings per share
  - Excludes venture capital and final pension payment
  - Includes expense reductions and goodwill accounting changes
- Growth in Businesses
  - 15%-20% increase in life sales
  - $2 billion in accumulation sales
  - 10% increase in retail brokerage commissions
- Investment Environment
  - 7% market appreciation
  - Lower reinvestment rates

MNY

2002 Operating Earnings


$ millions (except EPS)
$1.95-$2.20
$0.70
$0.00-$0.25
$1.25
$0.68
$0.87
($0.19)
2001
2002P
Core Operating Income
Venture Capital Income
Final Pension Payment

Increasing Book Value

Growing book value equates to building share-holder value


Growth 98-01 = 20%
33.94
38.79
41.65
40.78
42-42.5
1998
1999
2000
2001
2002P

$ Per Share

MNY

2002 Protection Sales Goal



170
86
84
195
101
67
27
266
97
127
42
214
87
75
49
260
95
100
55
1998
1999
2000
2001
2002P
US Financial Life
COLI
Career
MONY Independent Network

$ millions

MNY

2002 Accumulation Sales Goal


Variable Annuity Sales
612
423
421
393
400
100
1998
1999
2000
2001
2002P
Retail
Wholesale


Mutual Fund Sales
1,295
751
544
1,832
1198
634
2,053
1438
615
1,321
962
359
1,500
1050
450
1998
1999
2000
2001
2002P

$ millions

Assets Under Management


Accumulation
5.4
1.0
3.1
1.3
7.1
1.7
4.3
1.1
8.7
3.0
4.8
0.9
10.5
4.8
4.9
0.8
9.9
4.8
4.4
0.7
9.0
4.4
3.9
0.7
10.0
5.2
4.1
0.7
1996
1997
1998
1999
2000
2001
2002P
Individual Fixed Annuities
Individual Variable Annuities
Mutual Funds

$ billions

Retail Brokerage / Investment Banking


2002 Gross Concessions
46
183
50
201
2001PF
2002P
Retail Brokerage
Investment Banking

$ millions

Operating Income By Segment

$ millions (except per share amounts)	2001A	2002P
Protection	89	75
Accumulation	30	30
Retail Brokerage	(18)	22
Other	(35)	(40)
Pre-tax Income Before VC, Final Pension	66	87
Venture Capital	(14)	0-20
Final Group Pension Payment	N/A	55
Pre-tax Income	52	137-162
Federal Income Tax	18	43-52
Operating Income	34	94-110
EPS	$0.68	$1.95-2.20
ROE	2%	4-5%

Excludes reorganization charge

2002 Earnings By Segment



–Pension Profits
–Closed Block
–Lower Investment Income
+US Financial Life
+Business Growth
+Expenses
+International
89
75
–Lower Investment Income
+Expenses
30 30
+Increase in retail commissions
+Improvement in Capital Markets
+Outsourcing
+Goodwill
22
(18)
–Lower investment income
(35)
(40)
66
87
Protection
Accumulation
Retail Brokerage
Other
Total
2001A
2002P
$ millions

MNY

2002 First Quarter Estimate

	1st Qtr.	Total
Operating Income X-VC	**$0.23-$0.25**	**$ 1.25**
Final Pension Payment	$ -	$ 0.70
Venture Capital	$0.00-$0.03	$ 0.25
Total Including VC	$0.23-$0.28	$ 2.20

$ per share

MNY

THE MONY GROUP

MONY Group Inc.

Michael I. Roth, *Chairman and CEO*

MNY

2002 Objectives

- Quarterly Improvement Throughout '02
  - Performance based on reasonable assumptions
- Exploit New Opportunities
  - Synergies among distributors
  - Cross selling
  - 3rd party investment business
- Deploy Capital Opportunistically
  - Acquisitions, repurchases, dividends

MNY

Continue Building Value

- Realignment
  - Eliminates redundancies, inefficiency
  - Promotes "profit center" mindset
  - Leads to revenue growth
- Book Value up 23% over 4 years
- Competitive Dividends
  - Yield is 1.12%, in line with sector

MNY

Beyond 2002

- Continue to Integrate Strategic Components
  - Distribution, Manufacturing, Investment
- Maintain Focus on Building Value
- Improve Capabilities in Niche Markets

MNY

Summary

- In Life…
- In Investing…
- In Planning a Financial Future…

MONY Matters

MNY